Exhibit 10.42.1

Schedule of Omitted Documents in the Form of Exhibit 10.42, Including Material Detail in Which Such Documents Differ From Exhibit 10.42

1.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Bradley D. Edson.

2.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Stuart A. Benson.

3.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Donald C. Hannah.

4.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Carson Beadle.

5.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Leslie C. Quick, III.

6.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Robert J. Eide.

7.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and David Allen.

8.
Indemnification Agreement, dated as of December 3, 2003, between Vital Living and Marcus Feder.

9.
Indemnification Agreement, dated as of January 12, 2004, between Vital Living and Mitchel Feinglas.

10.
Indemnification Agreement, dated as of January 12, 2004, between Vital Living and Michael Ashton.

        The form of the documents listed above does not differ in material detail from the form of exhibit 10.42 except with respect to the date of the agreement and the identity of the director or officer.